UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2025

Innovative Food Holdings, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-09376	20-1167761
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2528 S 27th Ave Broadview, IL	60155
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 596-0204

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 4.01 Changes in Registrant’s Certifying Accountant.

As previously disclosed in the Current Report on Form 8-K filed by Innovative Food Holdings, Inc., a Florida corporation (the “Company”), with the Securities and Exchange Commission (the “SEC”) on May 2, 2025, on April 28, 2025, in conjunction with its exit from providing audit services to publicly traded companies, Assurance Dimensions, LLC (“Assurance Dimensions”) resigned from its role as the independent registered public accounting firm for the Company.

Earlier in 2025, Assurance Dimensions sold its PCAOB-registered audit practice to Stephano Slack LLC (“Stephano Slack”). Following this sale, on April 28, 2025, the Company engaged Stephano Slack as its successor audit firm to review the Company’s quarterly reports on Form 10-Q for the quarterly periods ending March 31, 2025 and June 30, 2025 (the “Interim Periods”). In connection with the change in audit firms, the Company initiated a request for proposal (“RFP”) process to evaluate various registered public accounting firms for its ongoing audit needs.

Following the completion of the RFP process, the Company dismissed Stephano Slack as its independent registered public accounting firm effective as of September 17, 2025. During the Interim Periods and through September 17, 2025, (i) there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K, between the Company and Stephano Slack on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to Stephano Slack’s satisfaction, would have caused Stephano Slack to make reference to the subject matter of any such disagreement in connection with its reviews, and (ii) there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Stephano Slack with a copy of the above disclosures and requested that Stephano Slack furnish a letter addressed to the SEC stating whether it agrees with the statements made herein. A copy of Stephano Slack’s letter dated September 22, 2025, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

On September 22, 2025, the Company engaged CBIZ CPAs P.C. (“CBIZ”) as its new independent registered public accounting firm. The engagement of CBIZ was approved by the Audit Committee of the Company’s Board of Directors. During the Company’s fiscal years ended December 31, 2024 and December 31, 2023 and the subsequent period through September 22, 2025, neither the Company nor anyone on its behalf has consulted with CBIZ regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that CBIZ concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
16.1	Letter from Stephano Slack LLC, dated September 22, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE FOOD HOLDINGS, INC.

Dated: September 23, 2025	By:	/s/ Robert W. (Bill) Bennett
Robert W. (Bill) Bennett
Chief Executive Officer

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